UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026

SOUTHSTATE BANK CORPORATION

(Exact name of registrant as specified in its charter)

Florida (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	39-3424417 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02	Results of Operations and Financial Condition.

On April 23, 2026, SouthState Bank Corporation (“SouthState” or the “Company”) issued a press release announcing its financial results for the three-month period ended March 31, 2026, along with certain other financial information.  Copies of the Company’s press release and presentation are attached as Exhibit 99.1 and 99.2, respectively, to this report and incorporated herein by reference.

SouthState will host a conference call on April 24, 2026 at 9 a.m. (ET) to discuss the Company’s first quarter 2026 results.  Investors may call in (toll free) by dialing (888) 350-3899 within the U.S. and (646) 960-0343 for all other locations (passcode 4200408; host: Will Matthews, CFO). The numbers for international participants are listed at https://events.q4irportal.com/custom/access/2324/.  Participants may also pre-register for the conference by navigating to https://events.q4inc.com/attendee/361570488.  Access detail will be provided via email upon completion of registration.

Item 7.01	Regulation FD Disclosure.

On April 23, 2026, the Company also made available the presentation (“Presentation”) prepared for use with the press release during the earnings conference call on April 24, 2026.  Attached hereto and incorporated herein as Exhibit 99.2 is the text of that presentation.

The information contained in this Item 7.01 of this Current Report, including the information set forth in the Presentation filed as Exhibit 99.2  to, and incorporated in, this Current Report, is being "furnished" and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Second Quarter 2026 Shareholder Dividend

The Board of Directors of the Company declared a quarterly cash dividend on its common stock of $0.60 per share, payable on May 15, 2026 to shareholders of record as of May 8, 2026.

Item 9.01		Financial Statements and Exhibits.

	(d)	Exhibits:

	Exhibit No.	Description

	99.1	Press Release, dated April 23, 2026

	99.2	Presentation for SouthState Bank Corporation Earnings Call

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of management of SouthState Bank Corporation (“SouthState”) and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward looking statements.

Factors that could cause SouthState’s actual results to differ materially from those described in the forward looking statements are discussed in SouthState’s Annual Report on Form 10 K for the year ended December 31, 2025, filed with the Securities and Exchange Commission and available on SouthState’s website (https://southstatecorporation.q4ir.com/SEC-Filings/Documents/default.aspx), and on the Securities and Exchange Commission's website (www.sec.gov). SouthState undertakes no obligation to update any forward looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE BANK CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Dated: April 23, 2026

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